WESTERN ASSET FUNDS, INC.

SUPPLEMENT DATED SEPTEMBER 16, 2016

TO THE PROSPECTUS

DATED MAY 1, 2016, OF

WESTERN ASSET INFLATION INDEXED PLUS BOND FUND

Effective January 1, 2017, the first paragraph of the section titled “Dividends, other distributions and taxes – Dividends and other distributions” in the fund’s Prospectus is deleted and replaced with the following:

The fund generally pays dividends quarterly from its net investment income, if any. The fund generally distributes capital gains, if any, once in December and at such other times as are necessary. The fund may pay additional distributions and dividends in order to avoid a federal tax.

Please retain this supplement for future reference.

WASX305163